UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to November 2023 Securities Purchase Agreement

On January 16, 2024, the Company and the purchaser of the shares of Common Stock and Pre-Funded Warrants (the “November 2023 Investor”) under that certain Securities Purchase Agreement, dated as of November 8, 2023, between the Company and the November 2023 Investor (the “November 2023 Purchase Agreement”) entered into an amendment to the November 2023 Purchase Agreement (the “Amendment”). Pursuant to the Amendment, the November 2023 Investor agreed to (i) amend the November 2023 Purchase Agreement to delete Section 4.9 (Subsequent Equity Sales) in its entirety, (ii) waive any applicable rights and remedies under the November 2023 Purchase Agreement with respect to Section 4.9 thereto and (iii) terminate all rights, obligations and remedies (including the obligation to issue 750,000 warrants) under the Term Sheet, dated as of November 8, 2023, entered into by the Company and the November 2023 Investor. In consideration for the foregoing, the Company agreed to make a cash payment of $277,500 (the “Cash Payment”) to the November 2023 Investor within thirty (30) days of the date of the Amendment. If such Cash Payment is not made within such thirty (30) days, the Company shall pay to the November 2023 Investor the following: (i) a cash penalty of 20% of the Cash Payment and (ii) the warrants issuable pursuant to the Term Sheet.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment Agreement, dated as of January 16, 2024, to Securities Purchase Agreement, dated November 8, 2023, by and among the Company and the November 2023 Investor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: January 22, 2024	By:	/s/ Victor Miller
Victor Miller
Chief Financial Officer, Treasurer and
Secretary